ADVANCED SERIES TRUST

AST T. Rowe Price Large-Cap Growth Portfolio

Supplement dated February 2, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The AST T. Rowe Price Large-Cap Growth Portfolio (the Portfolio), which is discussed in this supplement, may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust’s SAI.

The Board of Trustees of the Trust recently approved amending the subadvisory agreement among PGIM Investments LLC, AST Investments Services, Inc. (collectively, the Manager) and T. Rowe Price Associates, Inc. (T. Rowe Price) to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to a new management fee waiver for the Portfolio. These changes are effective as of January 1, 2021.

To reflect these changes, the SAI is hereby revised as follows, effective as of January 1, 2021:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST T. Rowe Price Large-Cap Growth Portfolio

The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.

  The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to T. Rowe Price for the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.

Portfolio average daily net assets up to $100 million:

0.500% of average daily net assets to $50 million;

0.400% of average daily net assets over $50 million

Portfolio average daily net assets over $100 million and up to $1 billion: 0.400% of average daily net assets on all assets up to $250 million; 0.375% of average daily net assets over $250 million to $500 million; 0.350% of average daily net assets over $500 million to $1 billion

When Portfolio average daily net assets exceed $1 billion:

0.300% of average daily net assets on all assets up to $3 billion;
0.275% of average daily net assets over $3 billion

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

151SAISUP1